Deutsche Asset Management

[graphic omitted]
                                                   Mutual Fund
                                                       Semi-Annual Report

                                                                  March 31, 2001




Micro Cap Fund



                                                                 A Member of the
                                                             Deutsche Bank Group
                                                                  [logo omitted]

Micro Cap Fund
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TABLE OF CONTENTS


       LETTER TO SHAREHOLDERS.............................................  3

       MICRO CAP FUND
          Schedule of Investments.........................................  8
          Statement of Assets and Liabilities.............................  9
          Statement of Operations ........................................ 10
          Statement of Changes in Net Assets.............................. 11
          Financial Highlights............................................ 12
          Notes to Financial Statements................................... 14



                        ------------------------------------
                  The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                        ------------------------------------


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                                       2

Micro Cap Fund
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LETTER TO SHAREHOLDERS

Deutsche Asset Management's Micro Cap Fund (the `Fund') underperformed its benchmark for the six months ended March 31, 2001. The Fund's Institutional Class shares had a total return of -21.51% for the semi-annual period, as compared to -12.96% for the Russell 2000 Index. In contrast to recent years, value stocks significantly outperformed growth stocks within the smaller cap sector during this semi-annual period, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

MARKET REVIEW
The semi-annual period proved to be difficult for stocks across all market capitalizations, including the smaller cap equity market.

Equity markets began the fourth calendar quarter with a continuation of the September 2000 sell-off. A dramatic slowdown in US GDP growth to approximately 1% versus 2.2% in the third quarter of 2000 and 5.6% in the second quarter of 2000 particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election and higher fuel prices. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

The first calendar quarter of 2001 experienced a brief, sharp rally in response to two interest rate cuts of 0.50% each by the Federal Reserve Board during January. Also, a true `January Effect' occurred in the smaller cap market, whereby a large amount of cash flowed into the market following tax loss selling during the previous quarter. The result was that companies with the smallest market capitalizations delivered the best returns during January. Weakness across all segments of the equity markets quickly resumed, however, and continued through the quarter despite an additional interest rate cut of 0.50% on March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the previous months, technology stocks were impacted particularly hard, as were telecommunications stocks. It had become increasingly clear that the rapid pace of growth in these two sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

INVESTMENT STRATEGY
The Fund's weighted average market cap on March 31, 2001 was $372.7 million, and the weighted median market cap was $338.0 million. The destinies of micro cap stocks are primarily controlled by the entrepreneurship of company management, the execution of strategic business plans, and the particular product or service they offer. Our ability to select individual stocks was key to our outperformance of the Lipper category average throughout the volatile reporting period. For example, among the Fund's best performers during the semi-annual period were SurModics, Inc. in the Health Care sector, BankUnited Financial Corp. in the Financial Services sector and Horizon Offshore, Inc. in the Other Energy sector.

Our positioning across economic sectors had mixed results. During the fourth quarter of 2000, positions in the Financial Services and Other Energy sectors contributed to positive performance, but negative returns from the Technology and Healthcare sectors hindered Fund performance. During the first quarter of 2001, positions in the Consumer, Financial Services and Other Energy sectors aided Fund performance, while the Health Care and Technology sectors had negative effects on the Fund's returns.


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 TEN LARGEST STOCK HOLDINGS
 As of March 31, 2001
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------

Accredo Health, Inc........................4.35%
SkillSoft Corp.............................4.35
SurModics, Inc.............................4.32
Kronos, Inc................................3.52
Avid Technology, Inc.......................3.36
Horizon Offshore, Inc......................3.06
RehabCare Group, Inc.......................2.94
O'Charleys, Inc............................2.67
XOMA Ltd...................................2.64
Christopher & Banks Corp...................2.60
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                                        3

Micro Cap Fund
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LETTER TO SHAREHOLDERS


MANAGER OUTLOOK
Our outlook for the equity markets in general is cautiously optimistic. The question remains whether the US is currently experiencing an economic `soft landing' or is headed for a recession. At present, economic data seems to point to moderate economic growth, contained inflationary pressures, the possibility of a near-term tax cut for the consumer and an accommodating Federal Reserve Board expected to lower interest rates through the second quarter of 2001. In our view, most economic indicators have not yet declined to levels that would qualify as a recession.

Given this economic view, we believe the stage is set for a rebound in business sentiment, which appears to be at the tail end of an inventory correction. Business confidence has been unduly impacted in proportion to consumer confidence, but high labor productivity should be among the favorable secular trends supporting a rebound in the manufacturing sector. Also, if consumer spending remains resilient (supported by recent housing, retail and automobile sales data), the current economic deceleration could prove short-lived.

We believe that there are several risks to the equity markets in general, including the smaller cap market, over the rest of the year. These include:

o Weakness in investor and consumer sentiment may persist as companies announce layoffs and lowered profit forecasts.

o   Deterioration in business capital spending and consumer spending expected.

o   Uncertainty over energy prices and the global manufacturing slowdown.

Earnings disappointments continue to present a " primary investment risk. However, we expect strong earnings growth to be the key driver of smaller companies' future performance.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding our opportunities to find micro cap stocks that we believe are both bargains in a broader universe of stocks and offer strong potential early in their growth cycle.


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
                                                                         CUMULATIVE               AVERAGE ANNUAL
                                                                      TOTAL RETURNS                TOTAL RETURNS
   Periods Ended                               6 Months   1 Year   3 Years     Since  1 Year   3 Years     Since
   March 31, 2001                                                          Inception                   Inception
---------------------------------------------------------------------------------------------------------------------------
 Micro Cap Fund1
   Institutional Class (inception 12/18/96)     (21.51)%  (14.88)%  55.46%   117.65%  (14.88)%  15.84%    19.92%
   Investment Class (inception 8/21/97)         (21.58)%  (15.09)%  54.48%    77.87%  (15.09)%  15.60%    17.30%
---------------------------------------------------------------------------------------------------------------------------

 Russell 2000 Index 2                           (12.96)%  (15.33)%  (2.65)%   31.10%4 (15.33)%  (0.89)%    6.58%4
---------------------------------------------------------------------------------------------------------------------------

 Lipper Small Cap Growth Funds Average 3        (30.60)%  (33.74)%   9.48%    42.50%4 (33.74)%   2.09%     7.86%4
---------------------------------------------------------------------------------------------------------------------------



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1   PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
    SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator.
2 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the periods beginning December 31, 1996."

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                                        4

Micro Cap Fund
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LETTER TO SHAREHOLDERS

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on micro cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future;1

o focus on individual stock selection with the goal of providing value-added performance relative to the universe of nearly 4,400 very small US companies;

o use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources; and

o strictly adhere to our sell discipline seeking to reduce exposure to stocks with diminished appreciation potential.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

--------------------------------------------------------------------------------
 SECTOR DIVERSIFICATION
 By Sector as of March 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

   Health Care...............................   21.19%
   Technology................................   21.17
   Consumer Discretionary....................   20.46
   Other Energy..............................   13.65
   Financial Services........................   13.48
   Consumer Staples .........................    3.70
   Materials and Processing .................    3.28
   Producer Durables ........................    3.07
                                               ------
                                               100.00%
                                               ======
--------------------------------------------------------------------------------

As always, our primary objective is to provide capital appreciation for our shareholders. We thank you for your continued support of Micro Cap Fund.



/S/SIGNATURE Audrey M. T. Jones

/S/SIGNATURE Doris R. Klug

Audrey M. T. Jones and Doris R. Klug
Portfolio Managers of MICRO CAP FUND
March 31, 2001



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1  The Fund defines the micro capitalization equity universe as the bottom 5%
   of the total domestic equity market capitalization, using a minimum market capitalization of $10 million. It is important to note that while investments in smaller, less seasoned companies may present more opportunities for growth, they also involve greater risks--particularly in the short term--than customarily associated with more established companies. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. Additional risks of investing in a fund of this type, which invests in newly emerging companies, include potential erratic earnings patterns, competitive conditions in the industry, limited earnings history, and reliance on one or a limited number of products.

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                                        5

Micro Cap Fund
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PERFORMANCE COMPARISON

Micro Cap Fund--Institutional Class, Russell 2000 Index and Lipper Small Cap Growth Funds Average
Growth of a $250,000 Investment (since December 18, 1996) 1

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Deutsche Micro Cap - Inst.  Russell 2000       Small-Cap Growth Funds
12/18/96            250,000              250,000                    250,000
1/31/97             270,500              254,995                    256,435
2/28/97             257,500              248,812                    241,729
3/31/97             241,250              237,072                    226,617
4/30/97             231,250              237,736                    223,575
5/31/97             256,250              264,184                    253,661
6/30/97             281,000              275,505                    268,204
7/31/97             296,500              288,325                    286,037
8/31/97             311,250              294,922                    291,455
9/30/97             339,500              316,509                    315,453
10/31/97            315,500              302,605                    300,025
11/30/97            303,250              300,648                    294,864
12/31/97            304,350              305,910                    296,184
1/31/98             306,975              301,076                    291,754
2/28/98             333,825              323,339                    316,426
3/31/98             350,000              336,674                    333,094
4/30/98             364,075              338,537                    336,558
5/31/98             338,000              320,304                    314,192
6/30/98             335,125              320,978                    320,518
7/31/98             310,875              294,994                    297,125
8/31/98             242,025              237,712                    232,312
9/30/98             254,275              256,315                    249,024
10/31/98            258,200              266,768                    260,148
11/30/98            281,400              280,744                    280,524
12/31/98            308,000              298,117                    309,216
1/31/99             316,625              302,078                    316,774
2/28/99             291,850              277,612                    287,304
3/31/99             311,400              281,946                    299,462
4/30/99             357,825              307,210                    312,671
5/31/99             364,075              311,698                    315,488
6/30/99             394,325              325,794                    343,182
7/31/99             399,550              316,854                    342,550
8/31/99             413,625              305,128                    337,890
9/30/99             421,450              305,194                    346,006
10/31/99            425,100              306,430                    364,452
11/30/99            467,350              324,724                    409,706
12/31/99            546,800              361,483                    486,440
1/31/00             553,575              355,678                    481,984
2/29/00             686,750              414,413                    603,684
3/31/00             639,250              387,090                    562,108
4/30/00             552,750              363,797                    495,937
5/31/00             511,750              342,594                    453,852
6/30/00             627,650              372,459                    527,413
7/31/00             591,200              360,476                    493,156
8/31/00             676,850              387,980                    548,574
9/30/00             693,250              376,577                    528,521
10/31/00            609,575              359,767                    490,732
11/30/00            521,350              322,836                    405,488
12/31/00            564,400              350,562                    440,465
1/31/01             578,750              368,814                    451,276
2/28/01             532,575              344,614                    392,025
3/31/01             544,125              327,757                    356,112


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                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                             1 Year      Since
   March 31, 2001                                                    12/18/961
--------------------------------------------------------------------------------
 Micro Cap Fund--Institutional Class                         (14.88)%    19.92%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1  The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator.
Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning December 31, 1996.

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                                        6

Micro Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

Micro Cap Fund--Investment Class, Russell 2000 Index and Lipper Small Cap Growth Funds Average
Growth of a $10,000 Investment (since August 21, 1997) 1

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Deutsche Micro                    Small-Cap
                Cap - Inv.     Russell 2000    Growth Funds
8/21/97         10,000.0        10,000.0        10,000.0
9/30/97         11,177.0        10,731.9        10,800.1
10/31/97        10,387.0        10,260.5        10,276.4
11/30/97         9,984.0        10,194.1        10,104.2
12/31/97        10,020.0        10,372.6        10,162.3
1/31/98         10,097.0        10,208.7        10,022.8
2/28/98         10,982.0        10,963.5        10,862.5
3/31/98         11,514.0        11,415.7        11,410.5
4/30/98         11,969.0        11,478.9        11,528.2
5/31/98         11,110.0        10,860.6        10,765.5
6/30/98         11,016.0        10,883.5        10,987.6
7/31/98         10,217.0        10,002.4        10,191.8
8/31/98          7,951.0         8,060.2         7,976.9
9/30/98          8,354.0         8,690.9         8,550.8
10/31/98         8,474.0         9,045.4         8,932.7
11/30/98         9,239.0         9,519.3         9,636.3
12/31/98        10,132.0        10,108.3        10,622.0
1/31/99         10,415.0        10,242.6        10,872.9
2/28/99          9,599.0         9,413.0         9,866.5
3/31/99         10,235.0         9,560.0        10,285.1
4/30/99         11,754.0        10,416.6        10,760.9
5/31/99         11,969.0        10,568.8        10,856.2
6/30/99         12,956.0        11,046.8        11,833.5
7/31/99         13,128.0        10,743.6        11,821.0
8/31/99         13,583.0        10,346.0        11,680.1
9/30/99         13,841.0        10,348.3        11,970.9
10/31/99        13,952.0        10,390.2        12,656.0
11/30/99        15,335.0        11,010.5        14,261.8
12/31/99        17,932.0        12,256.9        16,950.2
1/31/00         18,156.0        12,060.0        16,824.9
2/29/00         22,513.0        14,051.6        21,066.2
3/31/00         20,949.0        13,125.2        19,599.1
4/30/00         18,118.0        12,335.4        17,228.4
5/31/00         16,759.0        11,616.4        15,765.6
6/30/00         20,548.0        12,629.0        18,370.3
7/31/00         19,347.0        12,222.7        17,152.8
8/31/00         22,150.0        13,155.3        19,112.0
9/30/00         22,681.0        12,768.7        18,401.3
10/31/00        19,943.0        12,198.7        17,072.8
11/30/00        17,057.0        10,946.5        14,070.2
12/31/00        18,455.0        11,886.6        15,296.1
1/31/01         18,928.0        12,505.5        15,723.6
2/28/01         17,417.0        11,684.9        13,623.4
3/31/01         17,787.0        11,113.3        12,376.7


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                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                              1 Year      Since
   March 31, 2001                                                      8/21/971
--------------------------------------------------------------------------------
 Micro Cap Fund--Investment Class                            (15.09)%    17.30%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1  The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator.
Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning August 31, 1997.

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                                        7

Micro Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001 (Unaudited)


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     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------

COMMON STOCK--95.21%
CONSUMER DISCRETIONARY--19.48%
      1,100   A. T. Cross Company1.......... $   8,107
     16,000   American Woodmark Corp........   344,000
     18,000   Avert, Inc.1..................   295,875
     28,750   Christopher & Banks Corp.1....   866,094
     12,100   Coldwater Creek, Inc.1........   272,613
     23,400   Fred's, Inc...................   535,275
     53,600   Isle of Capri Casinos, Inc.1..   566,150
     42,600   O'Charleys, Inc.1.............   891,937
     32,300   Sharper Image Corp.1..........   341,169
     61,600   SkillSoft Corp.1.............. 1,451,450
      9,100   Tropical Sportswear
                International Corp.1 .......   170,625
     59,000   Tuesday Morning Corp.1........   575,250
      7,900   Vans, Inc.1...................   178,244
                                            ----------
                                             6,496,789
                                            ----------
              CONSUMER STAPLES--3.52%
     34,800   International Multifoods Corp.1  669,900
     31,500   Tasty Baking Co...............   504,000
                                            ----------
                                             1,173,900
                                            ----------
              FINANCIAL SERVICES--12.83%
     24,100   American Financial Holdings,
                Inc.                           515,137
      2,200   Anthracite Capital, Inc.......    21,230
     60,000   Bank United Financial Corp.,
                Class A1                       660,000
     10,600   Citizens First Bancorp, Inc.1.   141,113
     29,600   CoStar Group, Inc.1...........   566,100
     16,800   Dime Community Bancorp........   457,800
      3,200   First Financial Holdings, Inc.    64,000
     30,900   FPIC Insurance Group, Inc.1...   295,481
     31,500   InterCept Group (The) , Inc. 1   807,187
      9,000   LandAmerica Financial Group,
                Inc. .......................   320,220
     30,400   South Financial Group (The),
                Inc. .......................   433,200
                                            ----------
                                             4,281,468
                                            ----------
              HEALTH CARE--20.17%
     44,400   Accredo Health, Inc.1......... 1,451,325
     38,700   AeroGen, Inc.1................   164,475
     14,400   Cell Genesys, Inc. 1..........   205,200
     30,100   Emisphere Technologies, Inc.1.   430,806
    137,900   Nabi1.........................   853,256
     23,800   RehabCare Group, Inc.1........   980,560
     28,500   SonoSite, Inc.1...............   322,406
     40,000   SurModics, Inc.1.............. 1,440,000
    122,200   XOMA Ltd.1....................   880,219
                                            ----------
                                             6,728,247
                                            ----------
--------------------------------------------------------------------------------


     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------

              MATERIALS & PROCESSING--3.13%
      7,500   Pope & Talbot, Inc............$   93,000
     52,100   Quaker Fabric Corp.1..........   433,081
     16,700   Trex Company, Inc.1...........   517,867
                                            ----------
                                             1,043,948
                                            ----------
              OTHER ENERGY--13.00%
     13,900   Chieftain International, Inc.1   387,810
     65,400   DevX Energy, Inc.1............   549,765
     11,800   Dril-Quip, Inc.1..............   283,200
     17,800   Evergreen Resources, Inc.1....   673,018
     41,200   Horizon Offshore, Inc.1....... 1,019,700
     19,600   Oil States International,
                Inc.1 ......................   220,500
     25,800   Unit Corp.1...................   426,990
     22,100   Universal Compression Holdings,
                Inc.1                          773,500
                                            ----------
                                             4,334,483
                                            ----------
              PRODUCER DURABLES--2.92%
      8,300   Beazer Homes USA, Inc.1.......   326,190
     33,800   Measurement Specialties, Inc.1   649,298
                                            ----------
                                               975,488
                                            ----------
TECHNOLOGY--20.16%
     47,100   Ansoft Corp.1.................   426,844
     30,600   Applied Films Corp1...........   353,812
     83,800   Avid Technology, Inc.1........ 1,120,825
      9,000   ClickAction, Inc.1............    32,063
     18,600   Daktronics, Inc.1.............   348,750
     53,100   Globecom Systems, Inc.1.......   564,188
     30,200   Herley Industries, Inc.1......   432,238
     36,700   Innovative Solutions and
                Support, Inc.1 .............   477,100
     37,300   Kronos, Inc.1................. 1,172,619
     28,300   MCSi, Inc.1...................   419,194
     80,900   Read-Rite Corp.1..............   670,661
     56,000   Secure Computing Corp.1.......   539,000
      6,600   Segue Software, Inc.1.........    35,681
     10,300   Supertex, Inc.1...............   130,037
                                            ----------
                                             6,723,012
                                            ----------
TOTAL COMMON STOCK  (Cost $28,809,148)      31,757,335
                                            ----------
TOTAL INVESTMENTS
  (Cost $28,809,148) ...........   95.21%  $31,757,335

OTHER ASSETS IN EXCESS OF
  LIABILITIES ..................    4.79     1,596,612
                                  ------   -----------
NET ASSETS......................  100.00%  $33,353,947
                                  ======   ===========

--------------------------------------------------------------------------------
1 Non-income producing security.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


--------------------------------------------------------------------------------


                                                    MARCH 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments at value (cost $28,809,148) .....        $31,757,335
Cash.........................................          1,706,097
Receivable for securities sold ..............            124,929
Receivable for capital shares sold...........             59,253
Dividend and interest receivable ............                660
Other assets.................................                547
                                                     -----------
Total assets ................................         33,648,821
                                                     -----------
LIABILITIES
   Due to administrator .....................             13,109
   Due to advisor ...........................             27,556
   Payable for securities purchased .........            169,293
   Accrued expenses and other liabilities ...             84,916
                                                     -----------
Total liabilities ...........................            294,874
                                                     -----------
NET ASSETS ..................................        $33,353,947
                                                     ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ..........................        $32,317,446
   Accumulated expenses in excess of income .          (125,510)
   Accumulated net realized loss on investments      (1,786,176)
   Net unrealized appreciation on investments          2,948,187
                                                     -----------
NET ASSETS ..................................        $33,353,947
                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 (net assets divided by shares outstanding)
 Institutional Class 1 ......................        $     17.44
                                                     ===========
 Investment Class 2 .........................        $     17.31
                                                     ===========

--------------------------------------------------------------------------------
1 Net asset value, redemption price and offering price per share (based on net assets of $29,202,823 and 1,674,052 shares outstanding; $0.001 par value, unlimited number of shares authorized).
2 Net asset value, redemption price and offering price per share (based on net assets of $4,151,124 and 239,876 shares outstanding; $0.001 par value, unlimited number of shares authorized).


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


--------------------------------------------------------------------------------


                                                        FOR THE SIX MONTHS ENDED
                                                                  MARCH 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends....................................................   $    33,333
   Interest.....................................................       101,472
                                                                   -----------
Total investment income.........................................       134,805
                                                                   -----------
EXPENSES
   Investment advisory fees.....................................       256,870
   Administration fees..........................................        37,674
   Professional fees............................................        28,527
   Custody fees.................................................        20,556
   Printing and shareholder reports.............................        20,299
   Registration fees............................................         8,767
   Service plan fees............................................         5,158
   Directors' fees..............................................         4,376
   Miscellaneous expenses.......................................         2,171
                                                                   -----------
Total expenses..................................................       384,398
Less: fee waivers or expense reimbursements ....................      (124,083)
                                                                   -----------
Net expenses....................................................       260,315
                                                                   -----------
EXPENSES IN EXCESS OF INCOME....................................      (125,510)
                                                                   -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investment transactions...............    (1,508,402)
   Net change in unrealized appreciation/depreciation
      on investments............................................    (7,357,657)
                                                                   -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................    (8,866,059)
                                                                   -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS......................   $(8,991,569)
                                                                   ===========





See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         FOR THE SIX                FOR THE
                                                                        MONTHS ENDED              YEAR ENDED
                                                                    MARCH 31, 2001 1      SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income.......................................   $   (125,510)        $   (238,223)
   Net realized gain (loss) from investment transactions..............     (1,508,402)           5,856,543
   Net change in unrealized appreciation/depreciation  on investments.     (7,357,657)           8,037,034
                                                                         ------------         ------------
Net increase (decrease) in net assets from operations.................     (8,991,569)          13,655,354
                                                                         ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from realized gains
Institutional Class ..................................................     (2,751,671)          (1,481,476)
Investment Class .....................................................       (359,893)            (130,444)
                                                                         ------------         ------------
Total distributions ..................................................     (3,111,564)          (1,611,920)
                                                                         ------------         ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares......................................     13,344,057           24,353,759
   Dividend reinvestments.............................................      2,965,747            1,495,865
   Cost of shares redeemed............................................    (12,149,979)         (14,978,956)
                                                                         ------------         ------------
Net increase in net assets from  capital share transactions...........      4,159,825           10,870,668
                                                                         ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................     (7,943,308)          22,914,102
NET ASSETS
   Beginning of period................................................     41,297,255           18,383,153
                                                                         ------------         ------------
End of period ........................................................   $ 33,353,947         $ 41,297,255
                                                                         ============         ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                                                                                  FOR THE PERIOD
                                            FOR THE SIX        FOR THE  FOR THE ELEVEN       FOR THE DEC. 18, 1996 2
                                           MONTHS ENDED     YEAR ENDED    MONTHS ENDED    YEAR ENDED         THROUGH
                                       MARCH 31, 2001 1 SEPT. 30, 2000  SEPT. 30, 1999 OCT. 31, 1998   OCT. 31, 1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,  BEGINNING OF PERIOD ....      $ 24.52        $ 16.16         $  9.90       $ 12.62          $10.00
                                                -------        -------         -------       -------          ------
INCOME FROM INVESTMENT OPERATIONS
Expenses in excess of income..............        (0.06)         (0.14)          (0.14)        (0.05)          (0.04)
Net realized and unrealized gain (loss)
 from investment  transactions ...........        (5.19)          9.91            6.40         (2.18)           2.66
                                                -------        -------         -------       -------          ------
   Total from investment operations.......        (5.25)          9.77            6.26         (2.23)           2.62
                                                -------        -------         -------       -------          ------
DISTRIBUTIONS TO SHAREHOLDERS
Net realized capital gain from
  investment transactions ................        (1.83)         (1.41)             --         (0.49)             --
                                                -------        -------         -------       -------          ------
   Total distributions....................        (1.83)         (1.41)             --         (0.49)             --
                                                -------        -------         -------       -------          ------
   NET ASSET VALUE, END OF PERIOD.........      $ 17.44        $ 24.52         $ 16.16       $  9.90          $12.62
                                                =======        =======         =======       =======          ======
TOTAL INVESTMENT RETURN ..................       (21.51)%        64.49%          63.23%       (18.16)%         26.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted)..      $29,203        $36,745         $17,000       $14,363          $3,276
Ratios to average net assets:
Expenses in excess of income..............        (0.71)%3       (0.78)%         (1.07)%3      (0.75)%         (0.49)%3
Expenses after waivers....................         1.49%3         1.49%           1.49%3        1.49%           1.63%3
Expenses before waivers...................         2.22%3         2.30%           3.00%3        2.59%           3.39%3
Portfolio turnover rate...................           41%           137%            115%           85%            272%

--------------------------------------------------------------------------------

1 Unaudited.
2 Inception date.
3 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

 INVESTMENT CLASS                                                                                     FOR THE PERIOD
                                            FOR THE SIX        FOR THE  FOR THE ELEVEN       FOR THE AUG. 21, 1997 2
                                           MONTHS ENDED     YEAR ENDED    MONTHS ENDED    YEAR ENDED         THROUGH
                                       MARCH 31, 2001 1 SEPT. 30, 2000  SEPT. 30, 1999 OCT. 31, 1998   OCT. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,  BEGINNING OF PERIOD.....       $24.36         $16.12          $ 9.88        $12.62          $12.12
                                                 ------         ------          ------        ------          ------
INCOME FROM INVESTMENT OPERATIONS
Expenses in excess of income..............        (0.08)         (0.14)          (0.14)        (0.06)          (0.02)
Net realized and unrealized gain (loss)
  from investment transactions............        (5.14)          9.79            6.38         (2.19)           0.52
                                                 ------         ------          ------        ------          ------
   Total from investment operations.......        (5.22)          9.65            6.24         (2.25)           0.50
                                                 ------         ------          ------        ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
Net realized capital gain from
  investment transactions ................        (1.83)         (1.41)             --         (0.49)             --
                                                 ------         ------          ------        ------          ------
   Total distributions....................        (1.83)         (1.41)             --         (0.49)             --
                                                 ------         ------          ------        ------          ------
   NET ASSET VALUE, END OF PERIOD.........       $17.31         $24.36          $16.12        $ 9.88          $12.62
                                                 ======         ======          ======        ======          ======
   TOTAL INVESTMENT RETURN ...............       (21.58)%        63.87%          63.16%       (18.33)%          3.87%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s omitted)..       $4,151         $4,552          $1,383        $1,036          $   10
Ratios to average net assets:
Expenses in excess of income..............        (0.96)%3       (1.05)%         (1.29)%3      (0.98)%         (1.15)%3
Expenses after waivers....................         1.74%3         1.74%           1.74%3        1.74%           1.74%3
Expenses before waivers...................         2.47%3         2.55%           3.25%3        2.68%           3.52%3
Portfolio turnover rate...................           41%           137%            115%           85%            272%

--------------------------------------------------------------------------------

1 Unaudited.
2 Inception date.
3 Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1---ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the `Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the `Funds'). The accompanying financial statements and notes thereto relate to the Micro Cap Fund (the `Fund'). The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. Deutsche Asset Management, Inc. (`DeAM, Inc.') serves as investment advisor to the Fund.

B. VALUATION OF SECURITIES
Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of DeAM, Inc., reflect market value are valued at fair value under procedures approved by the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by DeAM, Inc. subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.


--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

G. CASH
Deposits held at Brown Brother's Harriman (`BBH'), the Fund's custodian, in a variable rate account are classified as cash. At March 31, 2001, the interest rate was 4.69%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

H. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2---FEES AND TRANSACTIONS WITH AFFILIATES
By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DeAM, Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which the DeAM, Inc. will receive, on a monthly basis, a fee at an annual rate of 0.22% based upon the average daily net assets of the Fund. DeAM, Inc. generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. DeAM, Inc. is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by DeAM, Inc. and not the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly-owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust.

Under the advisory agreement with the Trust, DeAM, Inc. serves as the investment advisor for the Fund. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate of 1.50% of the Fund's average daily net assets.

The investment advisor and administrator have voluntarily agreed to reduce their fees and/or reimburse the Fund through January 31, 2002 to the extent necessary to limit the operating expenses to 1.49% of the average daily net assets for the Institutional Class and 1.74% of the average daily net assets for the Investment Class.

Certain officers and/or Trustees of the Trust are affiliated with the administrator or the investment advisor.

The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. Service plan fees are payable to service organizations that have agreements with the Trust, and are intended to compensate service organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

At March 31, 2001, the Fund was a participant in a revolving credit facility with Fleet National Bank in the amount of $50,000,000 which expires on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net


--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

assets. No amounts were drawn down or outstanding for this fund under the credit facility for the six months ended March 31, 2001.

NOTE 3---PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2001, were $16,608,355 and $13,063,521, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2001, was $28,809,148. The aggregate gross unrealized appreciation for all investments at March 31, 2001 was $5,661,214 and the aggregate gross unrealized depreciation for all investments was $2,713,027.

NOTE 4--CAPITAL SHARE TRANSACTIONS
At March 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                        Institutional Class
--------------------------------------------------------------
        For the Six Months Ended         For the Year Ended
                March 31, 2001 1         September 30, 2000
        --------------------------  --------------------------
              Shares      Amount        Shares       Amount
        ------------  ------------  ----------    ------------
Sold         493,307  $ 9,091,315      963,575    $ 20,604,123
Reinvested   147,610    2,609,743       81,421       1,365,424
Redeemed    (465,609)  (8,482,957)    (597,968)    (13,186,262)
            --------  -----------     --------    ------------
Net increase 175,308  $ 3,218,101      447,028    $  8,783,285
            ========  ===========     ========    ============

                                           Investment Class
--------------------------------------------------------------
        For the Six Months Ended         For the Year Ended
                March 31, 2001 1         September 30, 2000
        --------------------------  --------------------------
              Shares      Amount        Shares       Amount
        ------------  ------------  ----------    ------------
Sold         240,055  $ 4,252,742      177,350     $ 3,749,636
Reinvested    20,285      356,004        7,806         130,441
Redeemed    (207,330)  (3,667,022)     (84,046)     (1,792,694)
            --------  -----------      -------     -----------
Net increase  53,010  $   941,724      101,110     $ 2,087,383
            ========  ===========      =======     ===========

--------------------------------------------------------------
1 Unaudited.


NOTE 5--SUBSEQUENT EVENT
Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement. As of April 30, 2001, Deutsche Asset Management, Inc. (DeAM, Inc.) serves as investment advisor to the Portfolio.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                     DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                     P.O. BOX 219210
                                     KANSAS CITY, MO 64121-9210
or call our toll-free number:        1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.




Micro Cap Fund--Investment Class                    CUSIP #61735K778
Micro Cap Fund--Institutional Class                 CUSIP #61735K786
                                                    363-365SA (5/01)
Distributed by:
ICC Distributors, Inc.